Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
DECEMBER, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.9476%



        Excess Protection Level
          3 Month Average  4.32%
          December, 2000  0.33%
          November, 2000  6.34%
          October, 2000  6.28%


        Cash Yield                                  19.83%


        Investor Charge Offs                        10.15%


        Base Rate                                   9.35%


        Over 30 Day Delinquency                     4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $ 57,190,978,436.47


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,990,287,874.98